Exhibit 21
Subsidiaries of HP Inc.

The registrant’s subsidiaries and affiliates as of October 31, 2023 are included in the list below.

Name	Jurisdiction
HP Inc Argentina S.R.L.	Argentina
Polycom Telecomunicacoes do Brasil Ltda. - Argentina Branch	Argentina
HP PPS Australia Pty Ltd	Australia
Polycom Australia Pty Ltd	Australia
Tower Software Engineering Pty Ltd	Australia
HP Austria GmbH	Austria
HP Belgium BV	Belgium
Plantronics Belgium, branch of Plantronics B.V.	Belgium
HP Onyx Holding L.P.	Bermuda
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 01 (Tamboré)	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 2 (Sorocaba)	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 3 (Porto Alegre)	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 4 (Itapoá)	Brazil
Polycom Telecomunicacoes do Brasil Ltda.	Brazil
Simpress Comércio, Locação e Serviços Ltda	Brazil
AOME Holdings Ltd.	British Virgin Islands
HP Inc Bulgaria EOOD	Bulgaria
PrinterOn America Corporation	California, United States
HP Canada Licensing L.P.	Canada
Plantronics B.V. (Canada Branch)	Canada
Plantronics Canada Inc.	Canada
Compaq Cayman Holdings Company	Cayman Islands
Compaq Cayman Holdings General Partnership II	Cayman Islands
Hewlett-Packard West Indies Limited	Cayman Islands
Plantronics International Ltd.	Cayman Islands
Comercializadora Plantronics Chile Limitada	Chile
HP Inc Chile Comercial Limitada	Chile
China HP Co., Ltd Hangzhou Branch	China
China HP Co., Ltd.	China
China HP Co., Ltd. Chengdu Branch	China
China HP Co., Ltd. Guangzhou Branch	China
China HP Co., Ltd. Nanjing Branch	China
China HP Co., Ltd. Shanghai Branch	China
China HP co., Ltd Suzhou Branch	China
China HP Co., Ltd., Jiangan Branch	China
China HP Co., Ltd Jinan Branch	China
China HP Co., Ltd Shenyang Branch	China
China HP Co., Ltd Shenzhen Branch	China
China HP Co., Ltd Xian Branch	China

Name	Jurisdiction
HP (Chongqing) Co., Ltd	China
HP (Chongqing) Manufacturing, Export, Procurement and Settlement Co., Ltd	China
HP Information Technology R&D (Shanghai) Co., Ltd	China
HP Information Technology R&D (Shanghai) Co., Ltd Beijing Branch	China
HP Information Technology R&D (Shanghai) Co., Ltd. Suzhou Branch	China
HP Supply Chain Management (Shandong) Co., Ltd.	China
HP Technology (Shanghai) Co., Ltd	China
HP Trading (Shanghai) Co. Ltd.	China
HP Trading (Shanghai) Co., Ltd. Dalian Branch	China
HP Trading (Shanghai) Co., Ltd. Zhangjiang Branch	China
HP Trading Kunshan Co., Ltd.	China
Plantronics BV representative office in Shenzhen	China
Plantronics Trading (Suzhou) Co., Ltd	China
Plantronics Trading (Suzhou) Co., Ltd-Shenzhen Branch	China
Polycom Communication Solutions (Beijing) Co. Ltd.	China
Polycom Communication Solutions (Beijing) Co., Ltd., - Shanghai Branch	China
Polycom Communication Solutions (Beijing) Co., Ltd., Guangzhou Branch	China
Polycom Communication Technology (Beijing) Co., Ltd. - Suzhou Branch	China
Polycom Communications Solution (Beijing) Co., Ltd. Chengdu Branch	China
Polycom Communications Technology (Beijing) Co. Ltd.	China
HP Colombia SAS	Colombia
Plantronics BV Sucursal Colombia	Colombia
HP Inc Costa Rica Limitada	Costa Rica
HP PPS Costa Rica Limitada	Costa Rica
HP Computing and Printing d.o.o. (Zagreb)	Croatia
HP Inc Czech Republic s.r.o.	Czech Republic
Compaq Information Technologies, LLC	Delaware, United States
Hewlett-Packard Company Archives LLC (50% owned)	Delaware, United States
Hewlett-Packard Enterprises, LLC	Delaware, United States
Hewlett-Packard World Trade, LLC	Delaware, United States
HP Health Solutions Inc.	Delaware, United States
HP Hewlett Packard Group LLC (50% owned)	Delaware, United States
HP Jade Holding LLC	Delaware, United States
HP Licensing Holding LLC	Delaware, United States
HP R&D Holding LLC	Delaware, United States
HP Technology Holdings LLC	Delaware, United States
HP US Digital LLC	Delaware, United States
HP USA Manufacturing LLC	Delaware, United States
HPI Bermuda Holdings LLC	Delaware, United States
HPI Brazil Holdings LLC	Delaware, United States
HPI Federal LLC	Delaware, United States
HPI J1 Holdings LLC	Delaware, United States
HPQ Holdings, LLC	Delaware, United States
Indigo America, Inc.	Delaware, United States

Name	Jurisdiction
Peridot Print LLC	Delaware, United States
PictureTel LLC	Delaware, United States
Plantronics, Inc.	Delaware, United States
Polycom International Corporation	Delaware, United States
Polycom, LLC	Delaware, United States
HP Inc Danmark ApS	Denmark
Polycom (Copenhagen) Aps	Denmark
Apogee Corporation Limited	England & Wales
Apogee Europe Limited	England & Wales
Apogee Group Limited	England & Wales
Apogee Managed Services International Limited	England & Wales
Apogee Rentals Limited	England & Wales
Balreed Digitec (Group) Limited	England & Wales
Balreed Digitec (North) Limited	England & Wales
Balreed Digitec (SE) Limited	England & Wales
Balreed Digitec (UK) Limited	England & Wales
Bromium UK Limited	England & Wales
Choose Water Limited	England & Wales
City Docs Limited	England & Wales
City Docs Solutions Limited	England & Wales
Datatron Document Image Archiving Limited	England & Wales
Digipro Limited	England & Wales
Direct-Tec Group Limited	England & Wales
Direct-Tec UK Limited	England & Wales
F. Smith & Co (Office Equipment) Limited	England & Wales
HP Inc UK Limited	England & Wales
HP UK Development Limited	England & Wales
Manzana Bidco Limited	England & Wales
Office Perfection Limited	England & Wales
Perigee Holdco UK Limited	England & Wales
Perigee Midco UK Limited	England & Wales
Plantronics Limited	England & Wales
Printware Limited	England & Wales
The Danwood Group Limited	England & Wales
Xact Document Solutions Limited	England & Wales
Xera-Logic Group Limited	England & Wales
HP Finland Oy	Finland
Plantronics BV, Suomen Sivuliike	Finland
Apogee France Holdings SAS	France
Apogee France SAS	France
Apogee International	France
HP France Holding SAS	France
HP France SAS	France
Plantronics B.V., Succursale Francaise	France

Name	Jurisdiction
Polycom (France), S.A.R.L.	France
Apogee Deutschland GmbH	Germany
Apogee Germany Holding UG	Germany
HP Deutschland GmbH	Germany
HP Health Solutions Germany GmbH	Germany
Plantronics Services GmbH	Germany
HP Συστήματα Εκτύπωσης και Προσωπικών Υπολογιστών Ελλάς ΕΠΕ (HP Printing and Personal Systems Hellas EPE)	Greece
HP Inc AP Hong Kong Limited	Hong Kong
HP Inc Hong Kong Limited	Hong Kong
Polycom Hong Kong Limited	Hong Kong
HP Inc Magyarország Kft.	Hungary
HP Computing and Printing Systems India Private Limited	India
HP India Sales Private Limited	India
HP PPS India Operations Private Limited	India
HP PPS Services India Private Limited	India
Polycom Technology (R&D) Center Private Ltd	India
Plantronics BV - Indonesia Rep Office	Indonesia
PT Hewlett-Packard Indonesia	Indonesia
Apogee Corporation (Ireland) Limited	Ireland
Hewlett-Packard Ireland (Holdings) Ltd.	Ireland
Hewlett-Packard Ireland 1, Limited	Ireland
HP Print Services Ireland Limited	Ireland
HP Production Company Limited	Ireland
HP Technology Ireland Limited	Ireland
Poly Communications International Unlimited Company	Ireland
Argon Business Systems Limited	Isle of Man
Argon Office Systems Limited	Isle of Man
HP Indigo Ltd	Israel
HP Israel Ltd	Israel
HP Scitex Ltd	Israel
HP Technology Israel Ltd	Israel
Polycom Israel Ltd	Israel
Polycom WebOffice Israel Ltd.	Israel
HP Italy S.r.l.	Italy
Polycom (Italy) S.r.l	Italy
Hewlett-Packard G.K.	Japan
HP Japan Holdings Nin-I Kumiai	Japan
HP Japan Inc.	Japan
Nihon HP Nin-I Kumiai	Japan
Polycom Japan K.K.	Japan
Albacore Holdings Jersey Ltd	Jersey
Apogee Corporation (Jersey) Limited	Jersey
Manzana Holdings Limited	Jersey
HP Global Trading B.V., Kazakhstan Branch	Kazakhstan

Name	Jurisdiction
HP Korea Inc.	Korea (the Republic of)
HP Printing Korea Co., Ltd.	Korea (the Republic of)
Poly Korea Limited	Korea (the Republic of)
HP Luxembourg S.C.A.	Luxembourg
HP Malaysia Manufacturing Sdn. Bhd.	Malaysia
HP PPS Malaysia Sdn. Bhd.	Malaysia
HP PPS Sales Sdn. Bhd.	Malaysia
Polycom Asia Pacific Pte. Ltd - Malaysia Branch	Malaysia
Plantronics Europe Limited	Malta
Computing and Printing Global Services Mexico, S. de R.L. de C.V.	Mexico
Computing and Printing Mexico, S. de R.L. de C.V.	Mexico
Plamex, S.A. de C.V.	Mexico
Polycom S de RL de CV	Mexico
HP PPS Maroc	Morocco
Alpha Holding One B.V.	Netherlands
Alpha Holding Two B.V.	Netherlands
Anatolus Holding B.V.	Netherlands
Arnon Holding B.V.	Netherlands
Bamberga Holding B.V.	Netherlands
Eunomia Holding B.V.	Netherlands
Flame Holding B.V.	Netherlands
Hewlett-Packard (Japan NK) Holdings C.V.	Netherlands
Hewlett-Packard Copenhagen B.V.	Netherlands
Hewlett-Packard Global Holdings B.V.	Netherlands
Hewlett-Packard Global Investments B.V.	Netherlands
Hewlett-Packard Japan Holding B.V.	Netherlands
Hewlett-Packard Lisbon B.V.	Netherlands
Hewlett-Packard Sunnyvale B.V.	Netherlands
HP China Holding B.V.	Netherlands
HP Europe B.V.	Netherlands
HP Global Trading B.V.	Netherlands
HP Indigo B.V.	Netherlands
HP International Trading B.V.	Netherlands
HP Nederland B.V.	Netherlands
Iseo Holding B.V.	Netherlands
Kale Holding B.V.	Netherlands
Lyra Holding B.V.	Netherlands
Perseus Holding B.V.	Netherlands
Plantronics B.V.	Netherlands
Regor Holding B.V.	Netherlands
HP New Zealand	New Zealand
Polycom Asia Pacific Pte Ltd. (New Zealand Branch)	New Zealand
HP Computing and Printing Nigeria Ltd	Nigeria
HP Norge AS	Norway

Name	Jurisdiction
Plantronics Norway	Norway
HP Canada Co. HP Canada Cie	Nova Scotia
HP Canada Development Co.	Nova Scotia
HP Pakistan (Private) Limited	Pakistan
HP Panama Sales and Distribution, S. de R.L.	Panama
HP Inc Peru S.R.L.	Peru
HP PPS Philippines Inc.	Philippines
Plantronics BV - Philippines Rep Office	Philippines
HP Inc Polska sp. z o.o.	Poland
Polycom Poland Sp.z.o.o.	Poland
HPCP – Computing and Printing Portugal, Unipessoal, Lda.	Portugal
HP International Trading B.V. (Puerto Rico Branch), LLC	Puerto Rico
HP Puerto Rico LLC	Puerto Rico
Kale Holding B.V. (Puerto Rico Branch) LLC	Puerto Rico
Hewlett-Packard KSA Ltd., Qatar Branch	Qatar
HP Inc Romania SRL	Romania
Limited Liability Company HP Inc	Russian Federation
Plantronics Russia LLC	Russian Federation
Polycom (Russia) LLC	Russian Federation
HP KSA Ltd.	Saudi Arabia
HP Middle East and North Africa RHQ (Single Shareholder LLC)	Saudi Arabia
Polycom Saudi Limited	Saudi Arabia
HP Computing and Printing d.o.o. (Beograd)	Serbia
HP International Pte. Ltd.	Singapore
HP PPS Asia Pacific Pte. Ltd.	Singapore
HP PPS Singapore (Sales) Pte. Ltd.	Singapore
HP R&D Singapore Pte. Ltd.	Singapore
HP Singapore (Private) Limited	Singapore
HP Singapore Services Pte. Ltd.	Singapore
Peridot Print Singapore Pte. Ltd.	Singapore
Polycom Asia Pacific Pte. Ltd.	Singapore
Polycom Global (Singapore) Pte. Ltd.	Singapore
HP Inc Slovakia, s.r.o.	Slovakia
HP South Africa Proprietary Limited	South Africa
HP South Africa Trust	South Africa
Plantronics South Africa, Branch of Plantronics B.V.	South Africa
HP Health Solutions Spain, Sociedad Limitada	Spain
HP Printing and Computing Solutions, S.L.U.	Spain
HP Solutions Creation and Development Services S.L.U.	Spain
Peridot Print Spain S.L.	Spain
Polycom Solutions (Spain) SL	Spain
HP PPS Sverige AB	Sweden
Plantronics Sweden, filial of Plantronics B.V., the Netherlands	Sweden
HP Europe BV, Amsterdam, Meyrin Branch	Switzerland

Name	Jurisdiction
HP International Sàrl	Switzerland
HP Schweiz GmbH	Switzerland
HP Suisse Services Sarl	Switzerland
HP International Pte. Ltd. Hsinchu Branch	Taiwan
HP International Pte. Ltd., Taiwan Branch	Taiwan
HP Taiwan Information Technology Ltd.	Taiwan
Polycom Asia Pacific Pte. Ltd, Taiwan Branch	Taiwan
Hewlett-Packard Development Company, L.P.	Texas, United States
HP Inc (Thailand) Ltd.	Thailand
Polycom Global Limited	Thailand
HP Inc Tunisie SARL	Tunisia
HP Bilgisayar ve Baskı Teknolojileri Limited Şirketi	Turkey
Polycom Unified Iletisim Sanayi ve Ticaret Limited Sirketi	Turkey
HP Computing and Printing Middle East FZ-LLC	United Arab Emirates
HP Europe B.V. - Abu Dhabi Branch	United Arab Emirates
HP Europe B.V. Regional Dubai Branch	United Arab Emirates
HP Inc Gulf	United Arab Emirates
Polycom (Mena) FZ-LLC	United Arab Emirates
PictureTel Venezuela S.A.	Venezuela
Tall Tree Insurance Company	Vermont, United States
HP Technology Vietnam Company Ltd	Vietnam
HP Technology Vietnam Company Ltd (Hanoi Branch)	Vietnam